Style Select Series, Inc. (copyright)
  Focus Portfolio
  (Class Z Shares)
  Supplement to the Prospectus dated April 1, 1999


  The first paragraph on page 7 of the Prospectus under the subheading "SELECTING A SHARE CLASS" should be replaced in its entirety with the following:

            The Portfolio offers Class Z shares through this prospectus. Class Z shares are offered exclusively for sale to participants in certain employee benefit plans
       (the "401(k) Plan(s)" or the "Plan(s)").







  Dated:  April 15, 1999